Exhibit 99.2

ESSEX
PROPERTY TRUST, INC.

FOURTH QUARTER 2015
EARNINGS RELEASE & SUPPLEMENTAL FINANCIAL INFORMATION

AVANT
440 UNITS
LOS ANGELES, CA

INVESTOR RELATIONS
Barb Pak
Vice President of Finance & Investor Relations
(650) 655-7800

ESSEX PROPERTY TRUST, INC.
1100 Park Place, Suite 200
San Mateo, CA 94403
(650) 655-7800

See Company's 10-K and 10-Q for additional disclosures

Q4 2015 Supplemental

 E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
(Dollars in thousands, except share and per share amounts)	December 31,		December 31,
	2015	2014 (1)	2015	2014 (1)

Revenues:
Rental and other property	$308,646	$276,778	$1,185,498	$961,591
Management and other fees	2,100	2,490	8,909	9,347
	310,746	279,268	1,194,407	970,938

Expenses:
Property operating	92,141	88,621	363,508	312,546
Depreciation and amortization	116,477	106,703	453,423	360,592
General and administrative	8,867	12,256	40,090	40,878
Merger and integration expenses	—	7,116	3,798	53,530
Acquisition and investment related costs	1,057	1,109	2,414	1,878
	218,542	215,805	863,233	769,424
Earnings from operations	92,204	63,463	331,174	201,514

Interest expense, net (2)	(50,771)	(47,529)	(199,172)	(164,551)
Interest and other income	4,323	3,126	19,143	11,811
Equity income from co-investments	5,899	18,828	21,861	39,893
Loss on early retirement of debt	(6,114)	(268)	(6,114)	(268)
Gain on sale of real estate and land	40,221	7,185	47,333	46,039
Gain on remeasurement of co-investment	—	—	34,014	—
Net income	85,762	44,805	248,239	134,438
Net income attributable to noncontrolling interest	(4,824)	(3,316)	(16,119)	(12,288)
Net income attributable to controlling interest	80,938	41,489	232,120	122,150
Dividends to preferred stockholders	(1,314)	(1,314)	(5,255)	(5,291)
Net income available to common stockholders	$79,624	$40,175	$226,865	$116,859

Net income per share - basic	$1.22	$0.63	$3.50	$2.07

Shares used in income per share - basic	65,336,773	63,362,624	64,871,717	56,546,959

Net income per share - diluted	$1.22	$0.63	$3.49	$2.06

Shares used in income per share - diluted	65,519,438	63,544,534	65,061,685	56,696,525

(1)	Due to subsequent purchase price allocation adjustments made to the opening balance sheet for the BRE Merger on April 1, 2014, certain amounts do not match prior reported results.
(2)	Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.

See Company's 10-K and 10-Q for additional disclosures S-1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2015	2014	2015	2014

Rental and other property
Rental	$288,119	$258,995	$1,108,758	$896,278
Other property	20,527	17,783	76,740	65,313
Rental and other property	$308,646	$276,778	$1,185,498	$961,591

Property operating expenses
Real estate taxes	$30,734	$30,421	$128,555	$107,873
Administrative and insurance	18,765	19,551	74,868	69,931
Maintenance and repairs	20,352	17,792	73,002	60,234
Utilities	15,988	15,659	62,196	55,718
Property management	6,302	5,198	24,887	18,790
Property operating expenses	$92,141	$88,621	$363,508	$312,546

Interest and other income
Marketable securities and other interest income	$4,323	$3,126	$14,475	$10,925
Gain from sale of marketable securities, note prepayment, and other investments	—	—	598	886
Insurance reimbursements	—	—	4,070	—
Interest and other income	$4,323	$3,126	$19,143	$11,811

Equity income from co-investments
Equity income from co-investments	$3,541	$778	$9,716	$2,356
Income from preferred equity investments	2,358	3,717	9,999	15,089
Gain on sale of co-investment communities	—	3,347	—	6,558
Co-investment promote income	—	5,736	192	10,640
Income from early redemption of preferred equity investments	—	5,250	1,954	5,250
Equity income from co-investments	$5,899	$18,828	$21,861	$39,893

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$2,710	$1,469	$7,824	$4,911
DownREIT limited partners' distributions	1,297	1,142	5,191	4,705
Third-party ownership interest	817	705	3,104	2,672
Noncontrolling interest	$4,824	$3,316	$16,119	$12,288

See Company's 10-K and 10-Q for additional disclosures S-2

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Twelve Months Ended
(Dollars in thousands, except share and per share amounts and in footnotes)	December 31,			December 31,
	2015	2014	% Change	2015	2014	% Change

Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$79,624	$40,175		$226,865	$116,859
Adjustments:
Depreciation and amortization	116,477	106,703		453,423	360,592
Gains not included in FFO	(40,221)	(8,399)		(81,347)	(50,064)
Depreciation add back from unconsolidated co-investments	13,004	10,915		49,826	33,975
Noncontrolling interest related to Operating Partnership units	2,710	1,469		7,824	4,911
Insurance reimbursements (1)	—	—		(1,751)	—
Depreciation attributable to third party ownership and other (2)	(28)	(335)		(781)	(1,331)
Funds from operations attributable to common stockholders and unitholders	$171,566	$150,528		$654,059	$464,942
FFO per share-diluted	$2.53	$2.29	10.5%	$9.72	$7.89	23.2%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$—	7,116		$3,798	53,530
Acquisition and investment related costs	1,057	1,109		2,414	1,878
Gain on sale of marketable securities, note prepayment, and other investments	—	—		(598)	(886)
Gain on sale of land	—	(2,133)		—	(2,533)
Loss on early retirement of debt	6,114	268		6,114	268
Co-investment promote income	—	(5,736)		(192)	(10,640)
Income from early redemption of preferred equity investments	—	(5,250)		(1,954)	(5,250)
Insurance reimbursments	—	—		(2,319)	—
Other non-core adjustments	(444)	1,142		(651)	1,852
Core funds from operations attributable to common stockholders and unitholders	178,293	147,044		660,671	503,161
Core FFO per share-diluted	$2.63	$2.24	17.4%	$9.82	$8.54	15.0%

Changes in core items:
Same-property NOI	$15,164			$114,324
Non-same property NOI	12,854			58,527
Management and other fees, net	(390)			(313)
FFO from co-investments	3,441			18,040
Interest and other income	1,197			3,550
Interest expense	(3,242)			(34,621)
General and administrative	2,185			(1,665)
Other items, net	40			(332)
	$31,249			$157,510

Weighted average number of shares outstanding diluted (3)	67,785,975	65,740,227		67,310,148	58,921,232

(1)	Insurance reimbursements for replacement costs related to a flood at one of our properties.
(2)	The Company consolidates Hidden Valley and Hillsdale Garden Apartments. Noncontrolling interest's share of net operating income in these investments for the three and twelve months ended December 31, 2015 was $1.0 million and $3.9 million, respectively.
(3)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership and excludes 744,346 DownREIT units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents.

See Company's 10-K and 10-Q for additional disclosures S-3

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2015	December 31, 2014

Real Estate:
Land and land improvements	$2,522,842	$2,424,930
Buildings and improvements	9,808,627	8,819,751
	12,331,469	11,244,681
Less: accumulated depreciation	(1,949,892)	(1,564,806)
	10,381,577	9,679,875
Real estate under development	242,326	429,096
Co-investments	1,036,047	1,042,423
Real estate held for sale, net	26,879	56,300
	11,686,829	11,207,694
Cash and cash equivalents	123,055	95,749
Marketable securities and other investments	137,485	117,240
Notes and other receivables	19,285	24,923
Acquired in-place lease value, net	2,857	47,748
Prepaid expenses and other assets	35,580	33,378
Total assets	$12,005,091	$11,526,732

Unsecured debt, net	$3,088,680	$2,603,548
Mortgage notes payable, net	2,215,077	2,234,317
Lines of credit, net	11,707	242,824
Other liabilities	307,152	286,719
Total liabilities	5,622,616	5,367,408
Redeemable noncontrolling interest	45,452	23,256
Equity:
Common stock	6	6
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in capital	7,003,317	6,651,165
Distributions in excess of accumulated earnings	(797,329)	(650,797)
Accumulated other comprehensive loss, net	(42,011)	(51,452)
Total stockholders' equity	6,237,733	6,022,672
Noncontrolling interest	99,290	113,396
Total equity	6,337,023	6,136,068
Total liabilities and equity	$12,005,091	$11,526,732

See Company's 10-K and 10-Q for additional disclosures S-4

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - December 31, 2015
(Dollars in thousands, except in footnotes)

				Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

		Weighted Average
	Balance Outstanding	Interest Rate	Maturity In Years		Unsecured	Secured	Unamortized premiums (discounts) and (debt issuance costs)	Total	Weighted Average Interest Rate	Percentage of Total Debt
Unsecured Debt, net
Bonds private - fixed rate	465,000	4.5%	3.2	2016	$350,000	$29,714	$24,803	$404,517	3.3%	7.6%
Bonds public - fixed rate	2,400,000	3.5%	6.7	2017	365,000	199,180	16,324	580,504	3.2%	11.0%
Term loan (1)	225,000	2.4%	0.9	2018	—	320,622	13,246	333,868	5.4%	6.3%
Unamortized net premiums and debt issuance costs	(1,320)	—	—	2019	75,000	586,212	8,654	669,866	4.3%	12.6%
	3,088,680	3.6%	5.8	2020	—	693,088	3,323	696,411	5.0%	13.1%
Mortgage Notes Payable, net				2021	500,000	50,764	(3,430)	547,334	4.3%	10.3%
Fixed rate - secured	$1,866,558	4.9%	3.6	2022	300,000	774	(3,873)	296,901	3.7%	5.6%
Variable rate - secured (2)	291,709	1.2%	22.6	2023	600,000	846	(1,603)	599,243	3.6%	11.3%
Unamortized premiums and debt issuance costs	56,810	—	—	2024	400,000	925	(899)	400,026	4.0%	7.6%
Total mortgage notes payable	2,215,077	4.4%	6.1	2025	500,000	14,611	(212)	514,399	3.5%	9.7%
				2026	—	1,106	(102)	1,004	1.1%	0.0%
Unsecured Lines of Credit, net				Thereafter	—	260,425	(741)	259,684	1.2%	4.9%
Line of credit (3)	15,000	1.9%
Line of credit (4)	—	—		Total	$3,090,000	$2,158,267	$55,490	$5,303,757	3.9%	100.0%
Unamortized debt issuance costs	(3,293)	—
Total lines of credit (5)	11,707	1.9%

Total debt, net	$5,315,464	3.9%

Capitalized interest for the three and twelve months ended December 31, 2015 was approximately $3.4 million and $15.6 million, respectively.

(1)	The unsecured term loan has a variable interest rate of LIBOR plus 1.05%. The Company has entered into interest rate swap contracts with a notional amount totaling $225 million, which effectively converts the interest rate on of the term loan to a fixed rate of 2.4%.
(2)	$281.7 million of $291.7 million of variable rate debt is tax exempt to the note holders and $267.3 million is subject to interest rate protection agreements or total return swap contracts.
(3)	The unsecured line of credit facility aggregates to $1 billion. In January 2016, the line maturity was extended to December 2019 with one 18-month extension, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.90%.
(4)	The unsecured line of credit facility is $25 million. In January 2016, the maturity was extended to January 2018. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.90%.

See Company's 10-K and 10-Q for additional disclosures S-5

E S S E X  P R O P E R T Y  T R U S T, I N C.

 Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - December 31, 2015

(Dollars and shares in thousands, except per share amounts)

Capitalization Data				Public Bond Covenants		Actual	Requirement
Total debt, net			$5,315,464
					Debt to Total Assets:	38%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding			65,379
Limited partnership units (1)			2,295
Options-treasury method			238		Secured Debt to Total Assets:	16%	< 40%
Total shares of common stock and potentially dilutive securities			67,912

Common stock price per share as of December 31, 2015			$239.41
					Interest Coverage:	357%	> 150%
Market value of common stock and potentially dilutive securities			$16,258,812

Preferred stock			$73,750		Unsecured Debt Ratio (1) :	292%	> 150%

Total equity capitalization			$16,332,562
				Selected Credit Ratios		Actual
Total market capitalization			$21,648,026
Ratio of debt to total market capitalization			24.6%		Net Indebtedness Divided by Adjusted EBITDA (2) (3):	5.8

					Unencumbered NOI to Total NOI:	66%

(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.			(1)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
				(2)	Net Indebtedness is total debt less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities.
Credit Ratings				(3)	Adjusted EBITDA annualizes the proforma NOI for current quarter acquisitions and excludes non-routine items in earnings.
Rating Agency	Rating	Outlook
Fitch	BBB+	Stable
Moody's	Baa2	Positive
Standard & Poor's	BBB	Positive

See Company's 10-K and 10-Q for additional disclosures S-6

E S S E X  P R O P E R T Y  T R U S T, I N C.

Portfolio Summary as of December 31, 2015

	Apartment Homes				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments (4)	Apartment Homes in Development (5)	Total	Consolidated	Unconsolidated Co-investments (6)	Total (7)	Consolidated	Unconsolidated Co-investments (6)	Total (7)
Southern California
Los Angeles County	9,438	1,618	—	11,056	$2,212	$1,878	$2,185	20.1%	14.1%	19.5%
Orange County	5,786	1,144	—	6,930	1,951	1,654	1,924	11.3%	8.5%	11.0%
San Diego County	4,962	616	—	5,578	1,709	1,561	1,700	8.2%	4.2%	7.8%
Ventura County	2,898	373	—	3,271	1,610	2,017	1,635	4.8%	3.3%	4.7%
Other Southern CA	623	581	—	1,204	1,516	1,628	1,552	0.9%	4.4%	1.3%
Total Southern California	23,707	4,332	—	28,039	1,949	1,752	1,932	45.3%	34.5%	44.3%
Northern California
Santa Clara County	6,057	2,477	376	8,910	2,558	2,615	2,568	16.2%	26.1%	17.2%
Alameda County	3,138	1,293	—	4,431	2,340	2,220	2,319	7.2%	13.9%	7.9%
San Mateo County	1,830	197	599	2,626	2,677	2,708	2,679	5.2%	2.7%	4.9%
Contra Costa County	2,270	—	555	2,825	2,139	—	2,139	5.1%	—	4.6%
San Francisco MSA	1,341	463	545	2,349	3,011	3,503	3,089	3.5%	8.0%	3.9%
Other Northern CA	230	—	—	230	2,054	—	2,054	0.5%	—	0.4%
Total Northern California	14,866	4,430	2,075	21,371	2,495	2,603	2,510	37.7%	50.7%	38.9%
Seattle Metro	10,239	1,958	—	12,197	1,599	1,478	1,589	17.0%	14.8%	16.8%
Total	48,812	10,720	2,075	61,607	$2,040	$2,065	$2,043	100.0%	100.0%	100.0%

(1)	Average monthly rental rate is defined as the total potential monthly rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes) divided by the number of apartment homes.

(2)	Actual NOI for the quarter ended December 31, 2015.
(3)	Includes all apartment communities with rents including one development community in lease-up which consists of 172 apartment homes, excluding commercial space.
(4)	Includes one rental income producing development community in lease-up which consists of 200 apartment homes.
(5)	Includes development communities with no rental income.
(6)	Co-investment amounts weighted for Company's pro rata share.
(7)	At Company's pro rata share.

See Company's 10-K and 10-Q for additional disclosures S-7

E S S E X  P R O P E R T Y  T R U S T, I N C.

Operating Income by Quarter (1)

(Dollars in thousands, except in footnotes)

	Apartment Homes	Q4 '15	Q3 '15	Q2 '15	Q1 '15	Q4 '14

Rental and other property revenues:
Same-property (2)	42,734	$257,824	$254,157	$248,287	$242,759	$239,873
Acquisitions (3)	3,791	24,445	23,099	20,255	14,269	12,579
Development (4)	1,503	12,482	12,038	11,273	9,753	8,146
Redevelopment	680	4,293	4,214	4,078	3,979	4,134
Non-Residential/Other, net (5)	104	9,602	9,014	10,208	9,469	12,046
Total rental and other property revenues	48,812	308,646	302,522	294,101	280,229	276,778

Property operating expenses:
Same-property (2)		78,627	78,682	76,068	74,883	75,840
Acquisitions (3)		8,526	8,003	7,256	4,867	4,166
Development (4)		3,651	4,024	3,868	3,355	3,167
Redevelopment		1,653	1,611	1,534	1,539	1,515
Non-Residential/Other, net (5) (6)		(316)	1,799	1,351	2,527	3,933
Total property operating expenses		92,141	94,119	90,077	87,171	88,621

Net operating income (NOI):
Same-property (2)		179,197	175,475	172,219	167,876	164,033
Acquisitions (3)		15,919	15,096	12,999	9,402	8,413
Development (4)		8,831	8,014	7,405	6,398	4,979
Redevelopment		2,640	2,603	2,544	2,440	2,619
Non-Residential/Other, net (5)		9,918	7,215	8,857	6,942	8,113
Total NOI		$216,505	$208,403	$204,024	$193,058	$188,157

Same-property metrics
Operating margin		70%	69%	69%	69%	68%
Annualized turnover (7)		44%	60%	55%	44%	45%
Financial occupancy (8)		96.1%	96.0%	96.1%	96.1%	96.3%

(1)	Includes consolidated communities only.
(2)	Same-property includes BRE properties acquired April 1, 2014.
(3)	Acquisitions include properties acquired which did not have comparable stabilized results as of April 1, 2014.
(4)	Development includes properties developed which did not have comparable stabilized results as of April 1, 2014.
(5)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, held for sale properties, and disposition properties.
(6)	Includes other expenses and intercompany eliminations pertaining to self-insurance. In Q4'15 there were $1.9 million in reductions to operating expenses related to changes in prior period property tax estimates.
(7)	Annualized turnover is defined as the number of apartment homes turned over during the quarter, annualized, divided by the total number of apartment homes.
(8)	Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes).

See Company's 10-K and 10-Q for additional disclosures S-8

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue Results by County - Fourth Quarter 2015 vs. Fourth Quarter 2014 and Third Quarter 2015 (1)
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Apartment Homes	Q4 '15 % of Actual NOI	Q4 '15	Q4 '14	% Change	Q4 '15	Q4 '14	% Change	Q4 '15	Q4 '14	% Change	Q3 '15	% Change
Southern California
Los Angeles County	6,844	16.7%	$2,138	$2,020	5.8%	96.0%	95.9%	0.1%	$44,007	$41,331	6.5%	$43,303	1.6%
Orange County	5,786	13.0%	1,951	1,849	5.5%	96.2%	96.7%	-0.5%	34,103	32,532	4.8%	33,835	0.8%
San Diego County	4,583	8.7%	1,694	1,597	6.1%	96.0%	96.5%	-0.5%	23,696	22,400	5.8%	23,202	2.1%
Ventura County	2,898	5.6%	1,610	1,514	6.3%	96.0%	96.4%	-0.4%	14,288	13,500	5.8%	14,170	0.8%
Other Southern CA	623	1.1%	1,516	1,407	7.7%	99.0%	98.8%	0.2%	2,959	2,773	6.7%	2,676	10.6%
Total Southern California	20,734	45.1%	1,895	1,789	5.9%	96.1%	96.4%	-0.3%	119,053	112,536	5.8%	117,186	1.6%
Northern California
Santa Clara County	5,228	16.5%	2,504	2,285	9.6%	96.1%	96.2%	-0.1%	39,530	36,112	9.5%	39,078	1.2%
Alameda County	2,613	7.1%	2,309	2,048	12.7%	95.2%	96.8%	-1.7%	18,184	16,438	10.6%	17,935	1.4%
San Mateo County	1,566	4.9%	2,560	2,344	9.2%	96.4%	96.1%	0.3%	12,242	11,186	9.4%	12,098	1.2%
Contra Costa County	2,270	5.9%	2,139	1,954	9.5%	96.6%	96.1%	0.5%	14,799	13,574	9.0%	14,625	1.2%
San Francisco MSA	816	2.2%	2,394	2,219	7.9%	96.1%	95.5%	0.6%	5,884	5,405	8.9%	5,745	2.4%
Other Northern CA	126	0.4%	2,232	1,899	17.5%	99.3%	98.8%	0.5%	857	739	16.0%	790	8.5%
Total Northern California	12,619	37.0%	2,395	2,176	10.1%	96.1%	96.3%	-0.2%	91,496	83,454	9.6%	90,271	1.4%
Seattle Metro	9,381	17.9%	1,594	1,483	7.5%	96.2%	95.9%	0.3%	47,275	43,883	7.7%	46,700	1.2%
Total Same-Property	42,734	100.0%	$1,977	$1,836	7.7%	96.1%	96.3%	-0.2%	$257,824	$239,873	7.5%	$254,157	1.4%

(1)	Same-property includes BRE properties acquired April 1, 2014, excluding properties held for sale.

See Company's 10-K and 10-Q for additional disclosures S-9

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue Results by County - Twelve months ended December 31, 2015 vs. Twelve months ended December 31, 2014 (1)
(Dollars in thousands, except average monthly rental rates)

		YTD	Average Monthly Rental Rate			Financial Occupancy			Gross Revenues
Region - County	Apartment Homes	2015 % of Actual NOI	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change

Southern California
Los Angeles County	4,400	16.4%	$ 2,036	$ 1,920	6.0%	96.1%	96.2%	-0.1%	$ 108,467	$ 102,540	5.8%
Orange County	2,887	10.7%	2,061	1,941	6.2%	96.3%	96.1%	0.2%	72,093	67,604	6.6%
San Diego County	2,067	5.1%	1,397	1,308	6.8%	96.1%	96.4%	-0.3%	35,716	33,747	5.8%
Ventura County	2,898	8.5%	1,569	1,481	5.9%	96.3%	96.5%	-0.2%	56,011	53,077	5.5%
Other Southern CA	623	1.5%	1,464	1,365	7.3%	96.8%	96.8%	0.0%	11,148	10,445	6.7%
Total Southern California	12,875	42.2%	1,806	1,701	6.2%	96.2%	96.3%	-0.1%	283,435	267,413	6.0%

Northern California
Santa Clara County	4,279	20.3%	2,402	2,173	10.5%	96.2%	96.1%	0.1%	124,408	112,406	10.7%
Alameda County	1,542	6.1%	2,086	1,848	12.9%	96.3%	96.9%	-0.6%	39,506	35,478	11.4%
San Mateo County	768	3.6%	2,470	2,235	10.5%	96.8%	96.6%	0.2%	23,442	21,232	10.4%
Contra Costa County	1,720	6.6%	2,029	1,842	10.2%	96.6%	96.3%	0.3%	42,681	38,686	10.3%
San Francisco MSA	645	2.5%	2,277	2,116	7.6%	95.0%	94.7%	0.3%	17,314	16,025	8.0%
Other Northern CA	126	0.5%	2,058	1,848	11.4%	97.6%	97.8%	-0.2%	3,127	2,852	9.6%
Total Northern California	9,080	39.6%	2,270	2,052	10.6%	96.3%	96.2%	0.1%	250,478	226,679	10.5%

Seattle Metro	6,558	18.2%	1,493	1,388	7.6%	96.2%	96.0%	0.2%	124,143	115,219	7.7%

Total Same-Property	28,513	100.0%	$ 1,882	$ 1,741	8.1%	96.2%	96.2%	0.0%	$ 658,056	$ 609,311	8.0%

(1)	Same-property excludes BRE properties acquired April 1, 2014, and properties held for sale.

See Company's 10-K and 10-Q for additional disclosures S-9.1

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Operating Expenses - Quarter and Year to Date as of December 31, 2015 and 2014
(Dollars in thousands)

	Based on 42,734 apartment homes (1)				Based on 28,513 apartment homes (2)
	Q4 '15	Q4 '14	% Change	% of Op. Ex.	YTD 2015	YTD 2014	% Change	% of Op. Ex.

Same-property operating expenses:
Real estate taxes	$ 25,729	$ 25,170	2.2%	32.7%	$ 56,891	$ 55,147	3.2%	29.4%
Maintenance and repairs	17,379	15,722	10.5%	22.1%	42,104	40,431	4.1%	21.8%
Administrative	14,212	14,487	-1.9%	18.1%	38,584	38,285	0.8%	19.9%
Utilities	13,395	13,463	-0.5%	17.0%	36,068	35,946	0.3%	18.6%
Management fees (3)	5,342	4,518	18.2%	6.8%	13,084	12,751	2.6%	6.8%
Insurance	2,570	2,480	3.6%	3.3%	6,792	6,950	-2.3%	3.5%
Total same-property operating expenses	$ 78,627	$ 75,840	3.7%	100.0%	$ 193,523	$ 189,510	2.1%	100.0%

(1) Same-property includes BRE properties acquired starting April 1, 2014.
(2) Same-property excludes BRE properties.
(3) During 2015, the Company changed its allocation to property management fees.

See Company's 10-K and 10-Q for additional disclosures S-10

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - December 31, 2015
(Dollars in millions, except per apartment home amounts in thousands and except in footnotes)

Project Name	Location	Ownership %	Estimated Apartment Homes	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Cost per Apartment Home (2)	Average % Occupied	% Leased	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated (3)
MB 360 Phase II (4)	San Francisco, CA	100%	172	11,500	$ 119	$ 16	$ 135	$ 135	$ 744	21.3%	66.0%	Q3 2014	Q4 2015	Q2 2016
Station Park Green	San Mateo, CA	100%	599	35,000	83	271	354	354	567	0.0%	0.0%	Q3 2015	Q3 2017	Q4 2018
Total Development Projects - Consolidated			771	46,500	202	287	489	489	634

Land Held for Future Development - Consolidated
Other Projects	Various	100%			40	-	40	40
Total Development Pipeline - Consolidated			771	46,500	242	287	529	529

Development Projects/Land Held for Future Development - Joint Venture (3)
Epic - Phase III	San Jose, CA	55%	200	-	84	8	92	51	460	75.3%	82.0%	Q3 2013	Q3 2015	Q1 2016
Agora (5)	Walnut Creek, CA	51%	49	32,188	84	11	95	48	1,140	0.0%	0.0%	Q3 2013	Q1 2016	Q2 2016
Owens	Pleasanton, CA	55%	255	5,729	55	34	89	49	341	0.0%	0.0%	Q3 2014	Q2 2016	Q2 2017
Hacienda	Pleasanton, CA	55%	251	-	37	49	86	47	343	0.0%	0.0%	Q1 2015	Q3 2016	Q3 2017
Century Towers	San Jose, CA	50%	376	2,006	93	79	172	86	456	0.0%	0.0%	Q3 2014	Q1 2017	Q1 2018
500 Folsom (6)	San Francisco, CA	50%	545	6,000	62	319	381	191	691	0.0%	0.0%	Q4 2015	Q4 2018	Q2 2020
Total Development Projects - Joint Venture			1,676	45,923	415	500	915	472	$ 517

Grand Total - Development Pipeline			2,447	92,423	$ 657	$ 787	$ 1,444	1,001
Essex Cost Incurred to Date								(459)
Essex Remaining Commitment								$ 542

(1)	The Company's share of the estimated total costs of the project.
(2)	Net of the estimated allocation to the retail component of the project.
(3)	For the fourth quarter of 2015, the Company's cost includes $3.2 million of capitalized interest, $0.2 million of capitalized overhead and $0.8 million of development fees (such development fees reduced G&A expenses).
(4)	To date the Company has received $43.9 million of the expected $45.0 million of insurance proceeds for constructions costs related to the fire that occurred in March 2014.
(5)	Apartment homes are built to condominium standards and average approximately 1,600 square feet.
(6)	Estimated total cost is net of a projected value for low income housing tax credit proceeds and tax exempt bonds.

See Company's 10-K and 10-Q for additional disclosures S-11

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - December 31, 2015
(Dollars in thousands, except per apartment home amounts and in footnotes)

		Total	Estimated	Estimated		NOI
	Apartment	Incurred	Remaining	Total	Project	For the year ended
Region/Project Name (1)	Homes	To Date	Cost	Cost	Start Date	2015 (4)	2014 (4)

Same-property - Redevelopment Projects (2) (3)
Northern California
Summerhill Park	100	$ 7,300	$ 2,600	9,900	Q4 2014
Southern California
Hamptons	215	7,200	16,400	23,600	Q1 2014
Monterras	292	20,300	6,100	26,400	Q1 2014
Seattle Metro
Park Highland	250	7,600	4,900	12,500	Q4 2014
Total Same-property - Redevelopment Projects	857	$ 42,400	$ 30,000	$ 72,400		$ 13,557	$ 11,544

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers	456	$ 34,900	$ 52,500	$ 87,400	Q3 2013
Total Non-same property - Redevelopment Projects	456	$ 34,900	$ 52,500	$ 87,400		$ 5,893	$ 5,656

(1)	The Company incurred $0.2 million of capitalized interest, $2.4 million of capitalized overhead and $0.2 million of co-investment redevelopment fees related to redevelopment in Q4 2015.
(2)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.
(3)	During the three and twelve months ended December 31, 2015, the Company completed the redevelopment of interiors totaling 618 and 2,370 apartment homes for the same-property portfolio and 704 and 2,996 apartment homes for the total portfolio, respectively.
(4)	Park Highland was acquired on April 1, 2014. As a result, the NOI for the twelve months ended December 31, 2014 reflects three quarters of NOI, amounting to $2.0 million, as opposed to the NOI for the twelve months ended December 31, 2015, which reflects four quarters of NOI, amounting to $2.9 million.

See Company's 10-K and 10-Q for additional disclosures S-12

E S S E XP R O P E R T YT R U S T, I N C.

Co-investments - December 31, 2015	Essex Ownership Percentage	Apartment Homes	Total Undepreciated Book Value	Debt Amount	Essex Book Value	Weighted Average Borrowing Rate	Remaining Term of Debt (in Years)	For the Three Months Ended December 31, 2015	For the Twelve Months Ended December 31, 2015
(Dollars in thousands)

Operating Non-Consolidated Joint Ventures								NOI

Wesco I, LLC	50.0%	2,275	$558,009	$297,181	$102,476	3.9%	9.3	$9,206	$36,183
Wesco III, LLC	50.0%	993	237,690	129,599	53,009	3.3%	4.7	3,672	13,647
Wesco IV, LLC	50.0%	1,116	300,474	155,000	63,417	3.9%	5.2	4,495	17,267
BEXAEW, LLC	50.0%	2,723	525,540	321,778	88,850	3.0%	5.2	8,183	31,550
CPPIB	55.0%	1,728	614,651	-	329,723	-	-	9,254	32,266
Palm Valley	50.0%	1,098	370,832	227,011	68,525	2.5%	1.1	4,943	19,979
Other	28.2% - 55.0%	587	200,147	134,741	32,927	2.0%	2.6	2,349	7,020
Total Operating Non-Consolidated Joint Ventures		10,520	$2,807,343	$1,265,310	$738,927	3.2%	5.1	$42,102	$157,912
Development Non-Consolidated Joint Ventures (1)	50.0% - 55.0%	1,676	414,950	24,808	190,808	3.3%	1.7	531	611
Total Non-Consolidated Joint Ventures		12,196	$3,222,293	$1,290,118	$929,735			$42,633	$158,523

								Essex Portion of NOI and Expenses
NOI								$21,880	$81,265
Depreciation								(13,004)	(49,826)
Interest expense and other								(5,335)	(21,723)
Promote income								-	192
Net income from operating co-investments								$3,541	$9,908

				Income from Preferred Equity Investments
				For the Three Months Ended December 31, 2015	For the TwelveMonths Ended December 31, 2015
		Weighted Average Preferred Return	Weighted Average Expected Term

Income from preferred equity investments				$2,358	$9,999
Income from early redemption of preferred equity investments				-	1,954
Preferred Equity Investments (2)	$106,312	9.8%	2.9	$2,358	$11,953

Total Co-investments	$1,036,047			$5,899	$21,861

(1)	The Company has interests in six development co-investments, which are detailed on S-11.
(2)	As of December 31, 2015 the Company has invested in eight preferred equity investments.

See Company's 10-K and 10-Q for additional disclosures S-13

E S S E X P R O P E R T Y T R U S T, I N C.
Assumptions for 2016 FFO Guidance Range
Q4 2015 Earnings Results Supplement

($'s in thousands, except share and per share data) (1)	YTD	2016 Guidance Range
	Actuals	Low End	High End
Net Operating Income ("NOI")
Total NOI from consolidated communities	$821,990	$889,900	$908,100

Management Fees	8,534	7,900	8,900

Interest Expense
Interest expense, before capitalized interest	(214,574)	(219,600)	(215,600)
Forecasted interest capitalized	15,570	12,800	14,800
Net interest expense	(199,004)	(206,800)	(200,800)

Recurring Income and Expenses
Interest and other income	14,476	16,600	17,600
FFO from co-investments	69,540	78,800	81,700
General and administrative expense	(40,534)	(41,500)	(43,500)
Preferred dividends and non-controlling interest	(14,331)	(14,000)	(13,600)
Total recurring income and expenses	29,151	39,900	42,200

Non-Core Income and Expenses
Promote income from co-investment	192
Gains on sales of marketable securities and land	598
Income from early redemption of preferred equity investment	1,954
Loss on early retirement of debt and redemption costs	(6,114)	(3,000)	(2,000)
Merger and integration expenses	(3,798)
Acquisition and investment related costs	(2,414)	(2,000)	(3,000)
Other non-core adjustments	2,970
Total non-core income and expenses	(6,612)	(5,000)	(5,000)

Funds from Operations attributable to common stockholders and unitholders	$654,059	$725,900	$753,400

Funds from Operations per diluted share	$9.72	$10.64	$11.05

% Change - Funds from Operations	23.2%	9.5%	13.7%

Core Funds from Operations attributable to common stockholders and unitholders	$660,671	$730,900	$758,400

Core Funds from Operations per diluted share	$9.82	$10.72	$11.12

% Change - Core Funds from Operations	15.0%	9.2%	13.3%

Weighted average shares outstanding	67,310	68,200	68,200

(1)	All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.

See Company's 10-K and 10-Q for additional disclosures S-14

E S S E X P R O P E R T Y T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Year to date as of December 31, 2015
(Dollars in thousands, except average rent amounts and in footnotes)

Acquisitions
Property Name	Location	Apartment Homes	Essex Ownership Percentage	Entity	Date	Purchase Price	Price per Apartment Home	Average Rent
8th & Hope	Los Angeles, CA	290	100.0%	EPLP	Feb-15	$200,000	$690	$3,708
The Huxley (1)	Los Angeles, CA	187	100.0%	EPLP	Mar-15	48,784	522	2,439
The Dylan (1)	Los Angeles, CA	184	100.0%	EPLP	Mar-15	51,266	557	2,646
	Q1 2015	661				$300,050	$605

Reveal (2)	Woodland Hills, CA	438	99.75%	EPLP	Apr-15	$73,013	$337	$1,936
Avant	Los Angeles, CA	247	100.0%	EPLP	Jun-15	99,000	401	2,281
	Q2 2015	685				$172,013	$360

Avant II	Los Angeles, CA	193	100.0%	EPLP	Dec-15	$73,000	$378	$2,302
Enso	San Jose, CA	183	100.0%	EPLP	Dec-15	93,000	508	2,817
	Q4 2015	376				$166,000	$441

	2015 Total	1,722				$638,063	$472

Dispositions (3)

Property Name	Location	Apartment Homes	Essex Ownership Percentage	Entity	Date	Sales Price	Price per Apartment Home
Pinnacle South Mountain	Phoenix, AZ	552	100.0%	EPLP	Jan-15	$63,750	$115
	Q1 2015	552				$63,750	$115

Sharon Green	Menlo Park, CA	296	100.0%	EPLP	Dec-15	$245,000	$828
	Q4 2015	296				$245,000	$828

	2015 Total	848				$308,750	$364

(1)	In March 2015, the Company purchased the joint venture partner's remaining membership interest in The Huxley and The Dylan co-investments for a purchase price of $100.1 million. The properties are now consolidated.
(2)	In April 2015, the Company purchased the joint venture partner's 49.5% membership interest in the Reveal co-investment for a purchase price of $73.0 million.
(3)	In March 2015, the Company sold two commercial buildings aggregating 120,000 square feet located in Emeryville, CA for $13.0 million.

See Company's 10-K and 10-Q for additional disclosures S-15

E S S E X P R O P E R T Y T R U S T, I N C.

2016 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs	% Growth	Economic Rent Growth

Los Angeles	10,000	5,700	15,700	0.6%	0.4%	94,600	2.2%	5.4%
Orange	2,850	3,800	6,650	0.7%	0.6%	33,600	2.2%	5.2%
San Diego	3,300	3,800	7,100	0.7%	0.6%	34,500	2.5%	4.9%
Ventura	150	700	850	0.2%	0.3%	5,350	1.8%	5.4%
So. Cal.	16,300	14,000	30,300	0.6%	0.5%	168,050	2.2%	5.2%

San Francisco	4,400	650	5,050	1.1%	0.7%	34,700	3.0%	7.8%
Oakland	1,600	4,300	5,900	0.5%	0.6%	29,300	2.7%	7.0%
San Jose	5,250	2,100	7,350	2.0%	1.1%	31,300	3.0%	7.7%
No. Cal.	11,250	7,050	18,300	1.3%	0.8%	95,300	2.9%	7.5%

Seattle	8,450	7,600	16,050	1.7%	1.3%	43,100	2.7%	4.9%

Weighted Average (4)	36,000	28,650	64,650	1.1%	0.8%	306,450	2.5%	6.0%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2016 G.D.P. Growth: 2.8%, 2016 Job Growth: 2.0%

(1)	New Residential Supply: MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau.
(2)	Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.
(3)	Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2016 vs 2015 (excludes submarkets not targeted by Essex).
(4)	Weighted Average: markets weighted by scheduled rent in the Company's Portfolio.

See Company's 10-K and 10-Q for additional disclosures S-16